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                                                                   Exhibit 10.21




                                 WAREHOUSE LEASE

                                     between

                                 R & R LAND, LLC

                                   as "Lessor"

                                       and

                           DEAN & DELUCA MARKETS, LLC

                                   as "Lessee"




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                                TABLE OF CONTENTS


                                                                            PAGE


RECITALS.......................................................................1

1. PREMISES....................................................................1
2. TERM; POSSESSION............................................................1
3. RENT AND SECURITY DEPOSIT...................................................2
4. APPURTENANT RIGHTS IN COMMON AREA...........................................2
   4.1 Additional Rights Granted to Lessee.....................................2
   4.2 Parking And Access......................................................2
   4.3 Restrictions on Development.............................................3
5. IMPROVEMENTS AND ALTERATIONS................................................3
   6.1 Alterations.............................................................3
6. ABANDONMENT.................................................................3
7. REPAIRS.....................................................................3
8. LIENS.......................................................................4
9. SUBORDINATION; NON-DISTURBANCE AND ATTORNMENT...............................5
10. COMPLIANCE WITH GOVERNMENTAL REGULATIONS...................................5
11. INDEMNIFICATION; EXCULPATION AND INSURANCE.................................5
   11.1 Lessee's Indemnification...............................................5
   11.2 Lessor's Indemnification...............................................6
   11.3 Exculpation............................................................6
   11.4 General................................................................6
   11.5 Fire and Casualty Insurance............................................7
   11.6 Insurable Interest in Trade Fixtures and Improvements..................7
   11.7 Waiver of Subrogation Rights...........................................7
   11.8 Survival...............................................................8
12. UTILITIES..................................................................8
13. ENTRY BY LESSOR............................................................8
14. DESTRUCTION OF PREMISES....................................................8
   14.1 Lessor's Duty to Repair................................................8
   14.2 Lessor's Right to Terminate............................................9
   14.3 Lessee's Right to Terminate............................................9
   14.4 Waiver of Statutory Provisions.........................................9
15. EMINENT DOMAIN............................................................10
   15.1 Premises/Ingress and Egress...........................................10
   15.2 Restoration of Premises...............................................10
16. ASSIGNMENT AND SUBLETTING.................................................11
17. INSOLVENCY OR BANKRUPTCY..................................................11
18. DEFAULTS AND REMEDIES.....................................................11
   18.1 Events of Default.....................................................11
   18.2 Remedies..............................................................12


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19. SURRENDER OF LEASE........................................................13
20. ATTORNEY'S FEES...........................................................13
21. NOTICE....................................................................13
22. WAIVER....................................................................14
23. HOLDING OVER..............................................................14
24. SUCCESSORS AND ASSIGNS....................................................14
25. TIME......................................................................14
26. LATE CHARGE...............................................................14
37. LESSOR'S RIGHT OF FIRST REFUSAL TO PURCHASE...............................14
28. QUIET ENJOYMENT...........................................................15
29. COVENANT OF TITLE.........................................................15
30. HAZARDOUS MATERIAL........................................................15
   30.1 Lessor's Representations, Warranties and Covenant.....................15
   30.2 Lessor's Indemnification Obligation...................................15
   30.3 Lessee's Covenant and Indemnification Obligation......................16
   30.4 Definition............................................................17
31. MEMORANDUM OF LEASE.......................................................17
32. BROKER'S REPRESENTATION...................................................17
33. FORCE MAJEURE.............................................................18
34. CONDITION OF PREMISES AT TERMINATION......................................18
35. CONSENTS AND APPROVALS....................................................18
36. AUTHORITY.................................................................18
   36.1 Lessor's Representations..............................................18
   36.2 Lessee's Representations..............................................18
37. ENTIRE AGREEMENT..........................................................19
38. LESSOR'S LIABILITY........................................................19
39. ESTOPPEL CERTIFICATES.....................................................19
40. MISCELLANEOUS.............................................................19




EXHIBIT A:   Legal Description of the Land


EXHIBIT B:   Plot Plan

EXHIBIT C:   Non-Disturbance Agreement

EXHIBIT D:   Existing Mortgages

EXHIBIT E:   Memorandum of Lease






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                                 WAREHOUSE LEASE


         THIS WAREHOUSE LEASE ("Lease") is made and entered into this 1st day of July, 1999, by and between R & R LAND, LLC, a California limited liability company ("Lessor"), and DEAN & DELUCA MARKETS, LLC, a California limited liability company ("Lessee").

                                    RECITALS:

         A. Lessor is the owner of certain "Land" (defined below), upon which is constructed the "Warehouse" (defined below).

         B. Lessor desires to lease to Lessee and Lessee desires to lease from Lessor the entire rentable area of the Warehouse.

         NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, which the parties hereby acknowledge, Lessor and Lessee hereby agree as follows:

         1. PREMISES. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, upon the terms and subject to the conditions of this Lease, the entire rentable area (the "Premises"), consisting of approximately 2,580 rentable square feet of space, in that warehouse, and all appurtenances thereto, located in St. Helena, County of Napa, State of California, known for U.S. Postal purposes as 607 St. Helena Highway South, St. Helena, California (the "Warehouse"), which Warehouse is located on the certain real property located in Napa County commonly known as Assessors Parcel No. 027-150-01 and more fully described in EXHIBIT A attached hereto (the "Land"). The location of the Warehouse on the Land, the "Common Areas," entrances, exits, driveways, parking areas and service drives are depicted on the drawing attached hereto as EXHIBIT B.

         2. TERM; POSSESSION. The term of this Lease ("Term") shall commence on July 1, 1999 (the "Commencement Date"), and unless sooner terminated, shall expire three (3) years after the Commencement Date (the "Expiration Date"). As used in this Lease, "Month" shall mean a calendar month, except that if the Term begins on a day other than the first day of a calendar month, the first "month" shall be the period from (and including) the Commencement Date through (and including) the last day of the calendar month in which the Commencement Date falls, and if the Term ends on a day other than the last day of a calendar month, the last "month" shall be the period from (and including) the first day of the calendar month in which the Term ends through (and including) the day on which the Term ends. The term "Lease Year" shall mean each twelve (12) month period from and after the Commencement Date and each anniversary thereof. If the Commencement Date occurs on a date other than the first day of a month, the first Lease Year shall include the partial month and the next twelve (12) full calendar months.

         Notwithstanding the foregoing, Lessor may terminate this Lease for any reason, in its sole discretion, on any day in the month of January of the year 2000 or 2001 by giving notice to Lessee sixty (60) days prior to such termination, whether or not Lessee is in default under any provision of




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this Lease. (For example, and not by way of limitation, Lessor may terminate the
Lease on January 15, 2000 by giving notice on November 15, 1999).

         3. RENT AND SECURITY DEPOSIT. After the Commencement Date and during the Term, Lessee agrees to pay to Lessor as monthly rent for the Premises the following amounts:

             LEASE YEARS:                               MONTHLY RENT
                 1-3                                       $2,000


         Rent shall be payable in advance on the first day of each and every calendar month during the Term, except that Rent for any partial month at the beginning of the Term shall be paid on the Commencement Date. Rent for any partial month at the beginning or end of the Term shall be prorated based on the actual number of days in the month. Rent is payable in lawful money of the United States of America, which Lessee agrees to pay to Lessor, without deduction or offset, except as expressly provided herein, at such place as may be designated from time to time by Lessor. Lessee shall not be required to pay to Lessor any portion of the real property taxes levied upon the Land. The term "Additional Rent" shall mean all payments required to be made by Lessee under this Lease for insurance. There shall be no security deposit.

         4. APPURTENANT RIGHTS IN COMMON AREA.

            4.1 ADDITIONAL RIGHTS GRANTED TO LESSEE. The following rights are granted to Lessee as appurtenances to the Premises:

                (a) Lessee and Lessee's employees and customers shall have the non-exclusive easement and right to use, in common with Lessor and all other occupants of the "Property" (defined below) and all persons having business with Lessor and such other occupants, without charge, the parking areas in the Property owned by Lessor in which the Premises are located and all other areas and facilities of the Property designed or intended for common use, including without limitation "Common Areas" as defined below. The term "Common Areas" means all areas and facilities outside the Premises and within the exterior boundaries of the Property, but not including the Adjacent Building, that are provided and designated by Lessor for the general use and convenience of Lessee and of other tenants of the Property and their respective authorized representatives and invitees. Common Areas shall include, at a minimum, all pedestrian walkways, landscaped areas, sidewalks, service drives, parking areas, entrances, exits, driveways and roads, substantially as depicted on EXHIBIT B.

                (b) Lessor shall maintain the parking areas, landscaping and other Common Areas of the Property; provided, however, Lessee shall be solely responsible for any landscaping that Lessee installs on the Premises or in the Common Area.

            4.2 ACCESS. Lessor shall use reasonable efforts to maintain the ingress and egress that exists on the day that this Lease is executed, as shown on EXHIBIT B, from public streets to the front and rear entrances of the Premises for the purpose of receiving and delivering fixtures, merchandise and other property.


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            4.3 DEVELOPMENT AND REPAIR OF COMMON AREAS. Lessor hereby reserves the right to, at any time and from time to time, without liability to Lessee, and without constituting an eviction, constructive or otherwise, or entitling Lessee to any abatement of rent or to terminate this Lease or otherwise releasing Lessee from any of Lessee's obligations under this Lease:

                (a) To make alterations, additions, repairs, improvements to or in, all or any part of the Common Areas;

                (b) To install and maintain any and all signs on the exterior and interior of the Building;

                (c) To reduce, increase, enclose or otherwise change at any time and from time to time the size, number, location and nature of the Common Areas (including the parking facilities) and other tenancies and premises in the Property and to create additional rentable areas through the use or enclosure of common areas, except as otherwise provided herein;

                (d) If any governmental authority promulgate or revises any Law or imposes mandatory or voluntary controls or guidelines on Lessor or the Property relating to the use or conservation of energy or utilities or the reduction of automobile or other emissions or reduction or management of traffic or parking on the Property (collectively "Controls"), to comply with such Controls, whether mandatory or voluntary, or make any alterations to the Common Areas or Property related thereto.

         5. ALTERATIONS. Lessee shall only have the right to install furnishings, counters, interior partitions and equipment that are not a permanent part of the structure, whether the same shall be affixed or nailed to the Premises or not, or by Lessee, which shall at all times be regarded as "Trade Fixtures" and shall be separately assessed for real property tax purposes. Such Trade Fixtures may be removed by the Lessee at any time prior to the termination of this Lease or any renewals or extensions thereof at Lessee's own expense. If Lessee removes any of such Trade Fixtures as herein designated, Lessee shall do so in a way as not to injure the Warehouse.

         6. ABANDONMENT. Lessee shall not vacate or abandon the Premises at any time during the Term, except during a major renovation, and if Lessee shall abandon, vacate or surrender such Premises, or be disposed by process of law, or otherwise, any personal property belonging to Lessee and left on the Premises shall be deemed to be abandoned if the same is not claimed thirty (30) days after written notice, at the option of the Lessor, except such property as may be mortgaged to Lessor.

         7. MAINTENANCE AND REPAIRS. By taking possession of the Premises Lessee agrees that the Premises are then in a good and tenantable condition. During the Term, Lessee shall, at its sole cost and expense, keep, repair and maintain the Premises, including all windows (interior and exterior), plate glass and glazing, plumbing and electrical systems located within the Premises, interior walls (excepting the structural portion of the walls forming the perimeter of the Premises), floors (except as covered by contractor's warranty, if any) and all interior



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improvements within the Premises and any septic system that Lessee installs for its own use, in a first class condition, and Lessee shall keep the Premises in a clean, safe and orderly condition.

         Lessor shall provide, without reimbursement from Lessee, (i) electrical and plumbing to the exterior wall of the Premises in a manner meeting all Applicable Laws (including, all current codes) for the existing usage and electrical and plumbing demands; (ii) all maintenance, replacement and repair to the foundation, roof, parapets, flashing, gutters, downspouts, floor slab, outer walls and structural portions of the Building which shall be necessary to maintain the Premises in a safe, dry and tenantable condition and in good order and repair and the parking lot (repaving and restriping only), curbs, and sidewalks; (iii) all maintenance, replacement and repair of underground utility installations and underground electrical conduit and wire; including, but not limited to, repairs, maintenance and replacements which are occasioned by settlement of the Premises, or a portion thereof, or caused by soil conditions which are not due to change in use of the Premises by Lessee; and (iv) any repair, maintenance or restoration required as a result of the act or neglect of Lessor or its agents, employees, contractors, members or partners (collectively, "Representatives") or resulting from the failure of Lessor to perform in a timely manner its obligations under this Lease.

         Notwithstanding the foregoing, Lessee shall pay the cost of repairs for any damage occasioned by Lessee's use of the Premises or Property or any act or omission of Lessee or Lessee's representatives or visitors, to the extent (if any) not covered by Lessor's insurance. Lessee shall be also responsible for maintaining those portions of the roof and structure of the Building to the extent of any replacements or improvements made by Lessee. Lessee shall also be responsible for installing and maintaining any improvements to the electrical and plumbing (including septic systems) facilities to the Premises to the extent that such improvements are necessary due to Lessee's needs in the Premises. Lessor shall be responsible for abating any asbestos found on the Premises in a manner that complies with federal, state and local law and further represents and warrants, to the best of Lessor's knowledge, that (i) all asbestos previously removed from the Building by Lessor was done in compliance with all Applicable Laws and (ii) no asbestos remains in the Building.

         Lessee hereby waives all rights under and benefits of Subsection (1) of Civil Code Section 1932 and Sections 1941 and 1942 of the California Civil Code and under any similar law, statute or ordinance now or hereafter in effect.

         8. LIENS. Lessee shall keep the Premises free from any liens arising out of work performed, materials furnished, or obligations incurred by Lessee. If Lessee elects to make improvements or additions to the Premises at its own expense, at least ten (10) days prior to the commencement of any construction involving expenditures for labor and materials in excess of $5,000.00, Lessee shall notify Lessor, in writing, of its intention to commence such construction and the scheduled date for the commencement of such construction. Lessor shall have the right to enter the Premises to post and keep posted any and all notices of non-responsibility, or other matters provided or permitted by law for the Lessor's protection, in connection with any such construction work.




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         9. SUBORDINATION; NON-DISTURBANCE AND ATTORNMENT.

            9.1. Upon written request by Lessor, this Lease shall be subordinate to the lien of any first mortgage or deed of trust in any amount whatsoever now or hereafter placed on or against the land or improvements or either thereof, of which the Premises are a part, or on or against the Lessor's interest or estate therein (collectively, "Encumbrance"), without the necessity of the execution and delivery of any further instruments to effectuate such subordination; provided, however, that such subordination shall only be effective and be on the express condition that the holder of the Encumbrance executes and delivers to Lessee a Non-Disturbance Agreement and Agreement to Honor Rights, in substantially the form attached hereto as EXHIBIT D ("Non-Disturbance Agreement"), stating that this Lease shall survive the termination of the Encumbrance by lapse of time, foreclosure or otherwise so long as Lessee is not in default under this Lease and that the holder of the Encumbrance will honor the rights of first refusal granted to Lessee pursuant to this Lease. If any mortgagee, trustee, or ground lessor shall elect to have this lease prior to the lien of its mortgage, deed of trust, or ground lease, and gives the Lessee written notice thereof, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether it is dated prior or subsequent to the date of the mortgage, deed of trust or ground lease, or the recording thereof.

            9.2 Within five (5) days from request, the Lessee agrees to execute and deliver without charge such further instruments evidencing the subordination of this Lease to such ground or underlying leases and to the lien of any such mortgages or deeds of trust as the Lessor may reasonably request; provided that a Non-Disturbance Agreement is executed contemporaneously therewith.

            9.3 In the event of foreclosure or the exercise of the power of sale under any mortgage or deed of trust covering the Premises, the Lessee agrees to attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Lessor under this Lease, subject to such purchaser assuming the remaining obligations of Lessor under the Lease.

         10. COMPLIANCE WITH GOVERNMENTAL REGULATIONS. Lessee shall observe and comply with all requirements, rules, orders and regulations of the federal, state and municipal governments or other duly constituted public authority affecting the Premises ("Applicable Laws"), including the making of nonstructural alterations, insofar as they are due to Lessee's occupancy; provided, however, that in the event such Applicable Laws shall either (a) require the removal of asbestos or other Hazardous Material not placed on the Premises by Lessee, (b) require structural changes, including but not limited to, the erection of fire escapes or exits, or (c) require nonstructural changes required of retail and/or commercial properties generally irrespective of the nature of the current tenancy, unless such changes were triggered by a remodeling or renovation of the Premises by Lessee (in which case Lessee shall be solely responsible for the changes), then the same shall be complied with by Lessor at its sole expense.

         11. INDEMNIFICATION; EXCULPATION AND INSURANCE.

             11.1 LESSEE'S INDEMNIFICATION. During the Term, Lessee shall indemnify, defend (with counsel reasonably acceptable to Lessor), and save Lessor and its Representatives,



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harmless against all loss, liability, penalties, claims or demands of whatsoever nature, including reasonable attorneys' fees and costs, arising from any occurrence in the Premises (including construction of Lessee's tenant improvements or Alterations), except to the extent resulting, in whole or in part, directly or indirectly from the default or negligence of Lessor and its Representative. Lessee will carry liability insurance with a deductible amount and company reasonably satisfactory to the Lessor in the sum of $2,000,000.00 in favor of Lessee and Lessor agrees to deliver a duplicate policy to the Lessor naming Lessor as an additional insured. Lessee shall also carry such worker's compensation insurance as is required by law.

             11.2 LESSOR'S INDEMNIFICATION. During the Term, Lessor shall indemnify, defend (with counsel reasonably acceptable to Lessee), and save Lessee, its Representatives and sublessees, harmless against all loss, liability, penalties, claims or demands of whatsoever nature, including reasonable attorneys' fees and costs, arising from any occurrence in any area of the Property other than the Premises, except those which shall result, in whole or in part, directly or indirectly from the default or negligence of Lessee, its Representatives, assignees or sublessees. Lessor will carry liability insurance with a deductible amount and company reasonably satisfactory to the Lessee in the sum of $2,000,000.00 and Lessor agrees to deliver a duplicate policy to the Lessee naming Lessee as an additional insured.

             11.3 EXCULPATION. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the such injury or damage results from conditions arising upon the Premises, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not, except that Lessor shall remain liable for any damages arising from any act or neglect of Lessor, or its Representatives or Lessor's breach of this Lease.

             11.4 GENERAL. All insurance policies required under this Lease shall:

                  (a) be issued by insurance companies authorized to do business in the State of California, with a financial rating of at least an A VII as rated in the most recent edition of Best's Key Rating Guide;

                  (b) be issued as a primary policy;

                  (c) contain an endorsement requiring thirty (30) days' written notice from the insurance company to both parties before cancellation or change in the coverage, scope, or amount of any policy; and

                  (d) the parties shall increase the amount of liability insurance carried pursuant to Subsections 12.1 and 12.2 from time to time to the extent necessary to maintain commercially reasonable amounts of insurance and in any event no less than that carried by similar first-class properties.


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             11.5 FIRE AND CASUALTY INSURANCE. Lessor shall maintain in effect during the Term a policy or policies of insurance on the Warehouse with responsible insurers, on an "all risk" or "special form" basis, insuring the Warehouse, but not the Alterations or tenant improvements, in an amount equal to 100% of the replacement cost thereof, excluding land, foundations, footings and underground installations. Lessee shall pay fifty percent (50%) of such insurance.

         Lessee shall at all times maintain in effect with respect to its Trade Fixtures, Alterations, tenant improvements and personal property, commercial property insurance providing coverage, on an "all risk" or "special form" basis, in an amount equal to the full replacement cost of the covered property. Lessee may carry such insurance under a blanket policy, provided that such policy provides coverage equivalent to a separate policy.

             11.6 INSURABLE INTEREST IN TRADE FIXTURES AND IMPROVEMENTS. Lessor hereby expressly acknowledges that Lessee shall have the sole insurable interest in the Trade Fixtures, leasehold improvements and Alterations installed in the Premises by Lessee, or at Lessee's direction, or at Lessee's expense, and that, in the event of any damage to or destruction of the Premises, Lessee shall be entitled to retain all insurance proceeds collected by Lessee with respect to such Trade Fixtures, leasehold improvements and Alterations.

             11.7 WAIVER OF SUBROGATION RIGHTS. The parties release each other and their respective authorized representatives, from any claims for damage to any person or to the Premises and the Warehouse and other improvements in which the Premises are located and to the fixtures, personal property, Lessee's improvements and alterations of either Lessor or Lessee in or on the Premises and the Warehouse and other improvements in which the Premises are located that are caused by or result from any risk insured against under any insurance policies required under this Lease or actually carried by the parties and in force at the time of any such damage; provided, however, this waiver shall only extend to the limits of the insurance actually carried by the parties.

             Each party shall cause each insurance policy contained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any policy. Neither party shall be liable to the other for any damage caused by fire or any of the risks insured against under any insurance policy required by this Lease. If any insurance policy cannot be obtained which contains a waiver of subrogation or is obtainable only by the payment of an additional premium charge above that charge by insurance companies issuing policies without waiver of subrogation, the party undertaking to obtain the insurance shall notify the other party of this fact. The other party shall have a period of ten (10) days after receiving notice either to place the insurance with a company that is reasonably satisfactory to the other party and that will carry the insurance with a waiver of subrogation, or to agree to pay the additional premium of such if such a policy is obtainable at additional cost. If the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium charge, the other party is relieved of the obligation to obtain a waiver of subrogation rights with respect to the particular insurance involved.


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             11.8 SURVIVAL. The indemnifications set forth in this Section shall survive the expiration, cancellation or termination of this Lease.


         12. UTILITIES. Lessor covenants and agrees that, as of the Commencement Date, the Premises shall be serviced with gas, electric, telephone, water, septic and other utilities. Lessor agrees, at its sole cost and expense, to cause the necessary mains, conduits and other facilities to be provided to make water, sewer, gas, telephone and electricity available to the Premises from and after the Commencement Date, including the payment of impact or tap fees and meter installation charges. After installation, Lessee shall pay all charges for consumption of utility services furnished to the Premises during the Term. Lessor agrees to use reasonable efforts to maintain, and if possible, increase, the amount of water provided to the Premises.

         In the event of an interruption in or failure or inability to provide any services or utilities to the Premises or Building for any reason (a "Service Failure"), such Service Failure shall not, regardless of its duration, impose upon Lessor any liability whatsoever, constitute an eviction of Lessee, constructive or otherwise, entitle Lessee to an abatement of Rent or to terminate this Lease or otherwise release Lessee from any of Lessee's obligations under this Lease. Lessee hereby waives any benefits of any applicable existing or future Law, including the provisions of California Civil Code Section 1932(1), permitting the termination of this Lease due to such interruption, failure or inability.

         13. ENTRY BY LESSOR. Lessee shall permit Lessor and its Representatives to enter into and upon the Premises at all reasonable times upon reasonable notice (except in the case of an emergency) for the purpose of inspecting the Premises to determine if the Premises are in good condition and whether Lessee is complying with its obligations under the Lease, or for the purposes of maintaining the Building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, for the purpose of showing the Premises for sale or in connection with any financing, or for the purpose of posting notices of non-responsibility for alterations, additions, or repairs, without any rebate of rent and without any liability to Lessee for any loss of occupation or quiet enjoyment of the Premises thereby occasioned; and shall permit Lessor, at any time within six (6) months prior to the expiration of this Lease, to place upon the Premises any usual or ordinary "to let" or "to lease" signs, provided that such signs are tasteful and in keeping with the first-class nature of Lessee's business. Lessor shall use reasonable efforts to conduct its activities under this Section in a manner that will minimize inconvenience to Lessee.

         14. DESTRUCTION OF PREMISES.

             14.1 LESSOR'S DUTY TO REPAIR. If all or a substantial portion of the Premises are rendered untenantable or inaccessible by damage to all or any part of the Premises or Common Area from fire or other casualty then, unless either party is entitled to and elects to terminate this Lease pursuant to Sections 14.2 or 14.3, Lessor shall, at its expense, use reasonable efforts to repair and restore the Premises to substantially its former condition as permitted by then applicable Laws; provided, however, that in no event shall Lessor have any obligation for repair or restoration beyond the extent of insurance proceeds received by Lessor for such repair or


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restoration not required to be paid to any mortgagee. Lessor shall have no obligation to repair or replace any of Lessee's personal property, Trade Fixtures or Alterations.

         If Lessor is required or elects to repair damage to the Premises, this Lease shall continue in effect but the Rent and Additional Rent from the date of the casualty through the date of substantial completion of the repair shall be abated with regard to any portion of the Premises that Lessee is prevented from using by reason of such damage or its repair. The amount and period of rental abatement shall be mutually determined by the parties in the exercise of their good faith reasonable judgment. In no event shall Lessor be liable to Lessee by reason of any injury to or interference with Lessee's business or property arising from fire or other casualty or by reason of any repairs to any part of the Property necessitated by such casualty.

             14.2 LESSOR'S RIGHT TO TERMINATE. Lessor may elect to terminate this Lease, effective as of the date of the casualty, under the following circumstances:

                  (a) Where, in the reasonable judgment of Lessor, the damage cannot be substantially repaired and restored under Applicable Law within one
(1) year from the date of the casualty;

                  (b) Where the Premises are damaged or destroyed to the extent that the cost to repair and restore the Premises exceeds the amount of available insurance proceeds (or that would have been available if Lessor had carried the insurance required under the Lease);

                  (c) Where the Premises are damaged or destroyed to the extent that, in the reasonable judgment of the Lessor, the cost to repair and restore the Premises would exceed twenty-five percent (25%) of the full replacement cost of the Building, whether or not the Premises are at all damaged or destroyed; or

                  (d) If the fire or casualty occurs in the last year of the Term, unless Lessee has extended, or agrees in advance to extend, the Term pursuant to its Extension Options.

                  If any of the circumstances described in subparagraphs (a),
(b), (c) or (d) of this subsection occur or arise, Lessor must notify Lessee in writing of that fact within one hundred and twenty (120) days after the date of the casualty and in such notice Lessor must also advise Lessee whether Lessor has elected to terminate this Lease as of the date of the casualty.

             14.3 LESSEE'S RIGHT TO TERMINATE. If all or a substantial part of the Premises are rendered untenantable or inaccessible by damage to all or any part of the Premises from fire or other casualty, and Lessor does not elect to terminate as provided above, then Lessee may elect to terminate this Lease if Lessor's estimate f the time required to complete Lessor's repair obligations under this Lease is greater than one (1) year, in which event Lessee may elect to terminate this Lease by giving Lessor notice of such election to terminate within thirty (30) days after Lessor's notice to Lessee pursuant to Section 16.2 (Lessor's Right to Terminate).

             14.4 WAIVER OF STATUTORY PROVISIONS. Lessor and Lessee each hereby waive the provisions of California Civil Code Sections 1932(2), 1933(4) and any other applicable existing or future law, ordinance or regulation with respect to damage or destruction of leased premises or with respect to the termination of a lease agreement in the event of such damage or destruction under any circumstances other than as provided in Sections 16.2 and 16.3 above.

         15. CONDEMNATION.

             15.1 CONDEMNATION DEFINED AND ITS EFFECT ON THE LEASE. Condemnation shall mean (i) a permanent taking (or a temporary taking extending beyond the end of the Term) pursuant to the exercise of power of condemnation or eminent domain by any public or quasi public authority, private corporation or individual having such power ("Condemnor"), whether by legal proceedings or otherwise, or (ii) a voluntary sale or transfer by Lessor to any such authority, whether under threat of condemnation or while legal proceedings for condemnation are pending.

                  If the Premises are totally taken by Condemnation, this Lease shall terminate as of the date of that Condemnation. If a portion but not all of the Premises is taken by Condemnation, this Lease shall remain in effect; provided, however, that if the portion of the Premises remaining after the Condemnation is not reasonably suitable for Lessee's continued use, then upon notice to Lessor within thirty (30) days after Lessor notifies Lessee of the Condemnation, Lessee may terminate this Lease effective as of the date of the Condemnation. If twenty-five percent (25%) of the Property or of the land on which the Building is situated or of the designated parking areas or of the floor area in the Building is taken by Condemnation, or if as a result of condemnation the Building is no longer reasonably suited for use as a retail building, whether or not any portion of the Premises is taken, Lessor may elect to terminate this Lease, effective as of the date of Condemnation, by notice to Lessee within thirty (30) days after the date of Condemnation. If all or a portion of the Premises is temporarily taken by a Condemnor for a period not extending beyond the Term, this Lease shall remain in full force and effect.

             15.2 RESTORATION OF PREMISES. If this Lease is not terminated as provided in Section 17.1, Lessor shall, at it expense, diligently proceed to repair and restore the Premises to substantially its former condition (to the extent permitted by then applicable Laws) and/or repair and restore the Building to an architecturally complete retail building; provided, however, that Lessor's obligations to so repair and restore shall be limited to the amount of any award received by Lessor for the Condemnation and not required to be paid to any mortgagee. In no event shall Lessor have any obligation to repair or replace any improvements in the Premises beyond the amount of any reward received by Lessor for such repair or to repair or replace any of Lessee's personal property, Trade Fixtures or Alterations. If any portion of the Premises is taken in a Condemnation or is rendered untenantable by repairs necessitated by the Condemnation, and this Lease is not terminated, the Rent and Additional Rent shall be proportionately reduced as of the date of the Condemnation based upon the percentage of rentable square feet in the Premises so taken or rendered permanently untenantable. In addition, if this Lease remains in full force and effect following a Condemnation and Lessor proceeds to repair and restore the Premises, the Rent and Additional Rent payable under the Lease shall be abated during the period of such repair or restoration to the extent such repairs prevent Lessee's use of the Premises.

             Lessor and Lessee each hereby waive the provisions of California Code of Civil Procedure Section 1265.130 and any other applicable existing or future Law allowing either party to petition for a termination of this Lease upon a partial taking of the Premises and/or the Property.

         16. ASSIGNMENT AND SUBLETTING. Lessee shall not assign this Lease, or any interest therein, and shall not sublet the Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the Representatives of Lessee excepted), including any corporation or other person or entity resulting from a merger or consolidation with Lessee, or to any person or entity which acquires substantially all the assets of Lessee as a going concern to occupy or use the Premises, or any portion thereof, without the prior written consent of Lessor, which shall not be unreasonably withheld; provided, however, Lessor's consent shall not be required with respect an assignment or sublet to any corporation or other person or entity which controls, is controlled by, or is under common control with Lessee (collectively, an "Affiliate"). A consent to one assignment, subletting, occupation or use by any other person, shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another persons. Any such assignment or subletting without such consent shall be void. This lease shall not, nor shall any interest therein, be assignable, as to the interest of Lessee, by operation of law, without the written consent of Lessor. Lessor and Lessee acknowledge and agree that this Section shall not be interpreted to require that Lessee notify Lessor or obtain Lessor's consent to any joint venture or concession arrangement involving a portion of the Premises so long as Lessee continues to operate and maintain its business at the Premises.

         17. INSOLVENCY OR BANKRUPTCY. Lessee shall be in default under this Lease if (a) a petition of bankruptcy or reorganization is filed by Lessee or against Lessee and is not dismissed within ninety (90) days after such filing and Lessee becomes bankrupt, (b) Lessee makes a general assignment for the benefit of creditors, (c) in any proceeding based upon the insolvency of Lessee, a receiver or trustee of all of the property of Lessee is appointed and is not discharged within ninety (90) days after such appointment, or (d) a writ of attachment or execution is levied against all or substantially all of Lessee's assets and is not discharged within thirty (30) days after Lessee receives notice thereof; provided, however, neither bankruptcy, insolvency, reorganization, an assignment for the benefit of creditors nor the appointment of a receiver or trustee shall affect this Lease or permit its termination so long as the covenants on the part of Lessee to be performed shall be performed by Lessee, or someone claiming under it.

         18. DEFAULTS AND REMEDIES.

             18.1 Events of Default. The occurrence of any of the following shall constitute an "Event of Default" by Lessee:

             (a) Lessee fails to make any payment of rent when due, or any amount required to replenish the security deposit as provided in Section 3 above, if payment in full is not received by Lessee within three (3) days after written notice that it is due.

             (b) Lessee abandons the Premises.

             (c) Lessee fails timely to deliver any subordination document, estoppel certificate or financial statement requested by Lessee within the applicable time period specified in Section 39 below.

             (d) Lessee violates the restrictions on Transfer set forth in
Section 16 - ASSIGNMENT AND SUBLETTING.

             (e) Lessee ceases doing business as a going concern; makes an assignment for the benefit of creditors; is adjudicated an insolvent, files a petition (or files an answer admitting the material allegations of a petition) seeking relief under any state or federal bankruptcy or other statute, law or regulation affecting creditors' rights; all or substantially all of Lessee's assets are subject to judicial seizure or attachment and are not released within 30 days, or Lessee consents to or acquiesces in the appointment of a trustee, receiver or liquidator for Lessee or for all or any substantial part of Lessee's assets.

             (f) Lessee fails, within ninety (90) days after the commencement of any proceedings against Lessee seeking relief under any state or federal bankruptcy or other statute, law or regulation affecting creditors' rights, to have such proceedings dismissed, or Lessee fails, within ninety (90) days after an appointment, without Lessee's consent or acquiescence, of any trustee, receiver or liquidator for Lessee or for all or any substantial part of Lessee's assets, to have such appointment vacated.

             (g) Lessee fails to perform or comply with any provision of this Lease other than those described in (a) through (f) above, and does not fully cure such failure within fifteen (15) days after notice to Lessee or, if such failure cannot be cured within such fifteen (15)-day period, Lessee fails within such fifteen (15)-day period to commence, and thereafter diligently proceed with, all actions necessary to cure such failure as soon as reasonably possible but in all events within ninety (90) days of such notice; provided, however, that if Lessee in Lessee's reasonable judgment determines that such failure cannot or will not be cured by Lessee within such ninety (90) days, then such failure shall constitute an Event of Default immediately upon such notice to Lessee.

             18.2 Remedies. If Lessee is in default under any provision of this Lease, Lessor shall have the following remedies, which shall not be exclusive but shall be cumulative and shall be in addition to any other remedies now or hereafter allowed by law:

                  (a) Lessor may terminate Lessee's right to possession of the Premises at any time by written notice to Lessee. Lessee expressly acknowledges that in the absence of such written notice from Lessor, no other act of Lessor, including re-entry into the Premises, efforts to relet the Premises, reletting the Premises for Lessee's account, storage of Lessee's personal property and Trade Fixtures, acceptance of keys to the Premises from Lessee or exercise of any other rights and remedies under this Section, shall constitute an acceptance of Lessee's surrender of the premises or constitute a termination of this Lease or of Lessee's right to possession of the Premises. Upon such termination in writing of Lessee's right to possession of the Premises, as herein provided, this Lease shall terminate and Lessor shall be entitled to recover damages from Lessee as provided in California Civil Code Section 1951.2 and any other applicable existing or future Law providing for recovery of damages for such breach, including the worth at the time of award of the amount by which rent which would be payable by Lessee hereunder for the remainder of the Term after the date of the award of damages, including Additional Rent as reasonably estimated by Lessor, exceeds the amount of such rental loss as Lessee proves could have been reasonably avoided, discounted at the discount rate published by the Federal reserve Bank of San Francisco for member banks at the time of the award plus one percent (1%).

                  (b) Lessor shall have the remedy described in California Civil Code Section 1951.4 (Lessor may continue this Lease in effect after Lessee's breach and abandonment and recover rent as it becomes due, if Lessee has the right to sublet or assign, subject only to reasonable limitations).

                  (c) Lessor may cure the default at Lessee's expense. If Lessor pays any sum or incurs any expense in curing the default, Lessee shall reimburse Lessor upon demand for the amount of such payment or expense with interest at the rate of fifteen percent (15%) per annum from the date the sum is paid or the expense is incurred until Lessor is reimbursed by Lessee.

                  (d) Lessor may remove all Lessee's property from the Premises, and such property may be stored by Lessor in a public warehouse or elsewhere at the sole cost and for the account of Lessee. If Lessor does not elect to store any or all or Lessee's property left in the Premises, Lessee may consider such property in any manner deemed appropriate by Lessor. Any proceeds realized by Lessor on the disposal of any such property shall be applied first to offset all expenses of storage and sale, then credited against Lessee's outstanding obligations to Lessor under this Lease, and any balance remaining after satisfaction of all obligations of Lessee under this Lease shall be delivered to Lessee.

         19. SURRENDER OF LEASE. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing sublease or subtenancies, or may, at the option of Lessor, operate as an assignment to him of any or all such subleases or subtenancies.

         20. ATTORNEY'S FEES. In the event of any litigation or arbitration regarding any rights and obligations under this Lease, the prevailing party shall be entitled to recover reasonable attorneys' fees and court costs in addition to any other relief which may be granted. The "prevailing party" shall be determined by the court or arbitrator before whom the action was brought based upon an assessment of which party's major arguments or positions taken in the suit or proceeding could fairly be said to have prevailed over the other party's major arguments or positions on major disputed issues in the court's or arbitrator's opinion.

         21. NOTICE. Any notice, demand, request, consent or approval that either party desires or is required to give to the other party under this Lease shall be in writing and shall be served personally, delivered by messenger or courier service, or sent by U.S. certified mail, return receipt requested, postage prepaid, addressed to the other party at the party's address for notices provided in writing to the other party from time to time. The initial address for notices shall be the addresses set forth in the signature block to this Lease. Notices will be effective upon receipt (or refusal of delivery or receipt). Either party may change its address for notices hereunder by a notice to the other party complying with this Section. If Lessee sublets the Premises, notices from Lessor shall be effective on the subtenant when given to Lessee pursuant to this Section.

         22. WAIVER. No provisions of this Lease shall be deemed waived by either party unless such waiver is in a writing signed by the waiving party. The waiver of any breach of any provision of this Lease shall not be deemed a waiver of such provision or of any subsequent breach of the same or any other provision of this Lease. No delay or omission in the exercise of any right or remedy upon any default shall impair such right or remedy or be construed as a waiver. Either party's consent to or approval of any act requiring consent or approval shall not be deemed to waive or render unnecessary such consent to or approval of any subsequent act.

         23. HOLDING OVER. Any holding over after the expiration of the said term, with the consent of Lessor, shall be construed to be a tenancy from month to month, at 150% of the current rent and on the terms and conditions herein specified, so far as applicable.

         24. SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all of the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

         25. TIME. Time is of the essence of this Lease.

         26. LATE CHARGE. If any payment of Rent is not received by Lessor within five (5) days after it is due, Lessee shall pay to Lessor on demand as a late charge an additional amount equal to five percent (5%) of the overdue payment,. Lessee acknowledges that late payment of Rent will cause Lessor to incur costs which are difficult to ascertain, and the parties agree that the foregoing amount is a reasonable estimate of Lessor's expenses resulting from late payments and are not intended as a penalty. A late charge shall not be imposed more than once on any particular installment not paid when due, but imposition of a late charge on any payment not made when due does not eliminate or supersede late charges imposed on other payments not made when due or preclude imposition of a late charge on other installments or payments not made when due or waive any other default by Lessee.

         27. LESSOR'S RIGHT OF FIRST REFUSAL TO PURCHASE. Lessee hereby grants to Lessor a continuing Right of First Refusal to purchase Lessee's leasehold interest in this Lease ("Leasehold Interest"), which shall continue during the Term or and Extension Period, as the case may be. Lessee shall not, at any time prior to the expiration of the Term of this Lease, or any extension thereof, sell the Leasehold Interest, except to an Affiliate of Lessee, without first giving written notice thereof to Lessor, which notice shall clearly state that Lessor has five (5) business days to respond and which notice is hereinafter referred to as "Notice of Sale." Provided that Lessor is not in default under this Lease which remains uncured after the expiration of the applicable cure period at the time it receives the Notice of Sale, for a period of five (5) business days after receipt by Lessor of the Notice of Sale, Lessor shall have the right to give written notice to Lessee of Lessor's exercise of Lessor's right to purchase the Leasehold Interest, on the same terms, price and conditions as set forth in the Notice of Sale. In the event that Lessor does not exercise the purchase right herein granted within such five (5) day period, there shall be a conclusive presumption that Lessor has elected not to exercise Lessor's right hereunder, and Lessee may sell the Leasehold Interest, on the same terms set forth in the Notice of Sale; provided, however, that if (a) Lessee proposes to sell the Leasehold Interest, at a purchase price that is less than ninety-five percent (95%) of the purchase price proposed to Lessor, or upon other terms which are substantially more favorable to the prospective purchaser, Lessee shall first re-offer such space to Lessor at such lower purchase price and/or more favorable terms or (b) Lessee proposes to sell the Leasehold Interest, more than six (6) months after Lessor's receipt of the Notice of Sale, Lessee shall first re-offer such space to Lessor, all in accordance with the provisions of this Section. The right under this Section is a continuing right and must be reoffered to Lessor each time this provision is triggered, whether or not Lessor has exercised its rights hereunder with respect to previous offers.

         28. QUIET ENJOYMENT. Lessor covenants, represents and warrants that it has full right and power to execute and perform this Lease and to grant the estate demised herein and that Lessee, on payment of the rent and performance of the covenants and agreements hereof, shall peaceably and quietly have, hold and enjoy the Premises and all rights, easements, appurtenances and privileges belonging or in any way pertaining thereto during the Lease Term without molestation or hindrance of any person whomsoever.

         29. COVENANT OF TITLE. Lessor further covenants, represents and warrants that it is seized of an indefeasible estate in fee simple and has good and marketable title to the Land described in EXHIBIT A, free and clear of any liens, encumbrances, restrictions and violations (or claims or notices hereof), except the lien of the mortgage or mortgages specifically identified on the attached EXHIBIT E and public utility easements and covenants and restrictions of record not impairing Lessee's Intended Use of the Premises, and taxes not yet due and payable.

         30. HAZARDOUS MATERIAL.

             30.1 LESSOR'S REPRESENTATIONS, WARRANTIES AND COVENANT. Lessor represents that to the best of its knowledge, except as set forth in either of the Underground Storage Tank Report and the DTSC Environmental Reports for the Property or as otherwise previously disclosed to Lessee, there are no "Hazardous Materials" (as defined below) on the Premises as of the Commencement Date. Lessor's representations to Lessee under this Section shall survive the cancellation or termination of this Lease.

             30.2 LESSOR'S INDEMNIFICATION OBLIGATION. Notwithstanding any investigation or disclosures made by Lessor or Lessee, Lessor hereby agrees to indemnify, defend, and hold harmless Lessee, its Representatives, assignees and Sublessees, and Lessee's guarantor, if any, from and against any penalty, loss, liability, claim or expenses including, without limitation, engineering and attorneys fees, arising out of a breach of the representations and warranties in
Section 32.1 above, except to the extent such condition was directly caused by the breach of

Lessee's covenant below. Lessor's representations and indemnity to Lessee under this Section shall survive the cancellation or termination of this Lease.

             30.3 LESSEE'S COVENANT AND INDEMNIFICATION OBLIGATION.

                  (a) LESSEE'S COVENANTS. No Hazardous Materials shall be Handled by Lessee at or about the Premises or Property without Lessor's prior written consent, which consent may be granted, denied, or conditioned upon compliance with Lessor's requirements, all in Lessor's absolute discretion. Notwithstanding the foregoing, normal quantities and use of those Hazardous Materials customarily used in the conduct of warehouse activities, such as copier fluids and cleaning supplies ("Permitted Hazardous Materials"), may be used and stored at the Premises without Lessor's prior written consent, provided that Lessee's activities at or about the Premises and Property and the Handling by Lessee of all Hazardous Materials shall comply at all times with all Environmental Requirements. At the expiration or termination of the Lease, Lessee shall promptly remove from the Premises and Property all Hazardous Materials Handled by Lessee at the Premises or the Property. Lessee shall keep Lessor fully and promptly informed of all Handling by Lessee of Hazardous Materials other than Permitted Hazardous Materials. Lessee shall be responsible and liable for the compliance with all of the provisions of this Section by all of Lessee's Representatives and Visitors, and all of Lessee's obligations under this Section (including its indemnification obligations under paragraph (e) below) shall survive the expiration or termination of this Lease.

                  (b) COMPLIANCE. Lessee shall at Lessee's expense promptly take all actions required by any governmental agency or entity in connection with or as a result of the Handling by Lessee of Hazardous Materials at or about the Premises or Property, including inspection and testing, performing all cleanup, removal and remediation work required with respect to those Hazardous Materials, complying with all closure requirements and post-closure monitoring, and filing all required reports or plans. All of the foregoing work and all Handling by Lessee of all Hazardous Materials shall be performed in a good, safe and workmanlike manner by consultants qualified and licensed to undertake such work and in a manner that will not interfere with any other tenant's quiet enjoyment of the Property or Lessor's use, operation, leasing and sale of the Property. Lessee shall deliver to Lessor prior to delivery to any governmental agency, or promptly after receipt from any such agency, copies of all permits, manifests, closure or remedial action plans, notices, and all other documents relating to the Handling by Lessee of Hazardous Materials at or about the Premises or Property. If any lien attaches to the Premises or the Property in connection with or as a result of the Handling by Lessee of Hazardous Materials, and Lessee does not cause the same to be released, by payment, bonding or otherwise, within ten (10) days after the attachment thereof, Lessor shall have the right but not the obligation to cause the same to be released and any sums expended by Lessor (plus Lessor's administrative costs) in connection therewith shall be payable by Lessee on demand.

                  (c) LESSOR'S RIGHTS. Lessor shall have the right, but not the obligation, to enter the Premises at any reasonable time (i) to confirm Lessee's compliance with the provisions of this Section, and (ii) to perform Lessee's obligations under this Section if Lessee has failed to do so after reasonable notice to Lessee. Lessor shall also have the right to engage qualified Hazardous

Materials consultants to inspect the Premises and review the Handling by Lessee of Hazardous Materials, including review of all permits, reports, plans, and other documents regarding same. Lessee shall pay to Lessor on demand the costs of Lessor's consultants' fees and all costs incurred by Lessor in performing Lessee's obligations under this Section. Lessor shall use reasonable efforts to minimize any interference with Lessee's business caused by Lessor's entry into the Premises, but Lessor shall not be responsible for any interference caused thereby.

             30.4 DEFINITION.

                  (a) "Hazardous Materials" shall mean any substance: (A) that now or in the future is regulated or governed by, requires investigation or remediation under, or is defined as a hazardous waste, hazardous substance, pollutant or contaminant under any governmental statute, code, ordinance, regulation, rule or order, and any amendment thereto, including the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. ss.9601 ET SEQ., and the Resource Conservation and Recovery Act, 42 U.S.C. ss.6901 ET SEQ., or (B) that is toxic, explosive, corrosive, flammable, radioactive, carcinogenic, dangerous or otherwise hazardous, including gasoline, diesel fuel, petroleum hydrocarbons, polychlorinated biphenyls (PCBs), asbestos, radon and urea formaldehyde foam insulation.

                  (b) "Environmental Requirements" shall mean all present and future Laws, orders, permits, licenses, approvals, authorizations and other requirements of any kind applicable to Hazardous Materials.

                  (c) "Handled by Lessee" and "Handling by Lessee" shall mean and refer to any installation, handling, generation, storage, use, disposal, discharge, release, abatement, removal, transportation, or any other activity of any type by Lessee or its agents, employees, contractors, licensees, assignees, sublessees, transferees or representatives (collectively, "Representatives") or its guests, customers, invitees, or visitors (collectively, "Visitors"), at or about the Premises in connection with or involving Hazardous Materials.

                  (d) "Environmental Losses" shall mean all costs and expenses of any kind, damages, including foreseeable and unforeseeable consequential damages, fines and penalties incurred in connection with any violation of and compliance with Environmental Requirements and all losses of any kind attributable to the diminution of value, loss of use or adverse effects on marketability or use of any portion of the Premises or Property.

         31. MEMORANDUM OF LEASE.

         The parties hereto have simultaneously with the execution and delivery of this Lease, executed and delivered a Memorandum of Lease substantially in the form attached as EXHIBIT E to this Lease, which Lessor shall, at its sole expense, cause to be recorded within five (5) days following delivery of this Lease and returned to Lessee by Lessor within five (5) days thereafter.

         32. BROKER'S REPRESENTATION. Each party represents that it dealt with no broker or brokers in connection with the negotiation, execution and delivery of this Lease.

Lessor and Lessee shall, and do hereby, indemnify, defend, and save the other harmless from and against any losses, damages, penalties, claims or demands of whatsoever nature arising from a breach of its foregoing representation including, without limitation, reasonable attorneys' fees and expenses. The representations and indemnifications set forth in this Section shall survive the cancellation or termination of this Lease.

         33. FORCE MAJEURE. Lessor and Lessee shall be excused for the period of any delay in performance of any obligations hereunder (except payment of Rent) by reason of the wrongful or negligent acts or omissions of the other party, or their Representatives, or by reason of labor disputes, civil disturbance, war, war-like operations, invasions, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, fires or other casualty, or acts of God (referred to collectively herein as "Force Majeure).

         34. CONDITION OF PREMISES AT TERMINATION. At the expiration or earlier termination of the Term, Lessee shall surrender the Premises, together with all improvements installed by Lessee then a part thereof, in good order and condition, except for the following: (a) ordinary wear and tear, (b) repairs required to be made by Lessor, and (c) loss or damage by fire, the elements or other casualty. All furniture and Trade Fixtures installed in the Premises at the expense of Lessee, or other occupant, shall remain the property of Lessee, or such other occupant; provided, however, Lessee shall have the option, during the Term, to relinquish its property rights in such Trade Fixtures (including, but not limited to, air conditioning machinery and lighting fixtures, if owned by Lessee), which option shall be exercised by written notice of such relinquishment to Lessor and, from and after the exercise of said option, the property specified in said notice shall be the property of Lessor.

         35. CONSENTS AND APPROVALS. Unless another consent standard is specifically provided under the terms of this Lease, whenever consent, satisfaction or approval of either party is required under this Lease, such consent, satisfaction or approval shall not be unreasonably withheld, conditioned or delayed. If and to the extent that any written request for consent, satisfaction or approval is not reasonably disapproved in writing (including a statement of the reasons for disapproval with reasonable particularity) within fifteen (15) days or such other time specifically set forth in the particular provision of the Lease, the consent, satisfaction or approval shall be deemed to have been given.

         36. AUTHORITY.

             36.1 LESSOR'S REPRESENTATIONS. Each of the persons executing this Lease on behalf of Lessor warrants and represents that Lessor is a duly organized and validly existing limited liability company, that Lessor has full right and authority to enter into this Lease and that the persons signing on behalf of Lessor are authorized to do so and have the power to bind Lessor to this Lease. Lessor shall provide Lessee upon request with evidence reasonably satisfactory to Lessee confirming the foregoing representations.

             36.2 LESSEE'S REPRESENTATIONS. Each of the persons executing this Lease on behalf of Lessee warrants and represents that Lessee is a duly organized and validly existing limited liability company, that Lessee has full right and authority to enter into this Lease and that the persons signing on behalf of Lessee are authorized to do so and have the power to bind Lessee to this Lease. Lessee shall provide Lessor upon request with evidence reasonably satisfactory to Lessor confirming the foregoing representations.

         37. ENTIRE AGREEMENT. This Lease, including the Exhibits and any Addenda attached hereto, and the documents referred to herein, if any, constitute the entire agreement between Lessor and Lessee with respect to the leasing of space by Lessee at the Property, and supersede all prior or contemporaneous agreements, understandings, proposals and other representations by or between Lessor and Lessee, whether written or oral.

         38. LESSOR'S LIABILITY. The liability of Lessor for its obligations under this Lease is limited solely to the assets of Lessor, including without limitation Lessor's interest in the Property, and no personal liability shall at any time be asserted or enforceable against Lessor's partners on account of any of Lessor's obligations or actions under this Lease.

         39. ESTOPPEL CERTIFICATES. Either Lessor or Lessee may request that the other party execute and deliver, within ten (10) days after written request therefor, in a form provided by or satisfactory to the requesting party, a certificate stating that this Lease is in full force and effect, describing any amendments or modifications hereto, acknowledging that this Lease is subordinate or prior, as the case may be, to any Encumbrance and stating any other information that the requesting party may reasonably request, including the Term, the monthly Rent, the date to which Rent has been paid, any claims or offsets, the amount of any prepaid rent, and whether either party hereto is in default under the terms of the Lease. Lessee irrevocably constitutes, appoints and authorizes Lessor as Lessee's special attorney-in-fact for such purpose to complete, execute and deliver such certificate if Lessee fails timely to execute and deliver such certificate as provided above. Lessor irrevocably constitutes, appoints and authorizes Lessee as Lessor's special attorney-in-fact for such purpose to complete, execute and deliver such certificate if Lessor fails timely to execute and deliver such certificate as provided above. Any person or entity purchasing, acquiring an interest in or extending financing with respect to the Property shall be entitled to rely upon any such certificate.

         40. MISCELLANEOUS. This Lease may not be amended or modified except by a writing signed by Lessor and Lessee. The determination that any provisions hereof may be void, invalid, illegal or unenforceable shall not impair any other provisions hereof and all such other provisions of this Lease shall remain in full force and effect. The unenforceability, invalidity or illegality of any provision of this Lease under particular circumstances shall not render unenforceable, invalid or illegal other provisions of this Lease, or the same provisions under other circumstances. This Lease shall be construed and interpreted in accordance with the laws of the State of California. The provisions of this Lease shall be construed in accordance with the fair meaning of the language used and shall not be strictly construed against either party. The captions contained in this Lease are for purposes of convenience only and are not to be used to interpret or construe this Lease. When required by the context of this Lease, the singular includes the plural. Wherever the term "including" is used in this Lease, it shall be interpreted as meaning "including, but not limited to" the matter or matters thereafter enumerated.

                         [Signatures on Following Page]

         IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease the day and year first above written.

                                     LESSOR:

                                     R & R LAND, LLC, a California limited
                                     liability company,


                                     By: /s/ Pat Roney
                                        -----------------------------------
                                        Pat Roney, Manager

                                     ADDRESS FOR NOTICES:

                                     999 Adams Street, Suite 302
                                     St. Helena, California  94574

                                     LESSEE:

                                     DEAN & DELUCA MARKETS, LLC, a
                                     California limited liability company


                                     By: /s/ Dane J. Neller
                                        ----------------------------------
                                        Dane J. Neller, CEO

                                     ADDRESS FOR NOTICES:

                                     607 St. Helena Highway South,
                                     St. Helena, California  94574

                                    EXHIBIT A

                        ATTACHED TO AND FORMING A PART OF
                                 WAREHOUSE LEASE
                           DATED AS OF MARCH 18, 1999
                                     BETWEEN
                           R & R LAND, LLC, AS LESSOR,
                                       AND
                 DEAN & DELUCA MARKETS, LLC, AS LESSEE ("LEASE")

                          LEGAL DESCRIPTION OF THE LAND


                                (TO BE ATTACHED)

                                    EXHIBIT B

                        ATTACHED TO AND FORMING A PART OF
                                 WAREHOUSE LEASE
                           DATED AS OF MARCH 18, 1999
                                     BETWEEN
                           R & R LAND, LLC, AS LESSOR,
                                       AND
                 DEAN & DELUCA MARKETS, LLC, AS LESSEE ("LEASE")

                                    PLOT PLAN



                          (PARTIES TO DRAFT AND ATTACH)

Needs to show:

1. Land and layout of Structures, identifying the "Premises" and the "Adjacent Building"

2. Parking

3. Driveways, entrances, sidewalks and exits

4. Existing signage

                                    EXHIBIT C

                        ATTACHED TO AND FORMING A PART OF
                                 WAREHOUSE LEASE
                           DATED AS OF MARCH 18, 1999
                                     BETWEEN
                           R & R LAND, LLC, AS LESSOR,
                                       AND
                 DEAN & DELUCA MARKETS, LLC, AS LESSEE ("LEASE")

                            NON-DISTURBANCE AGREEMENT

                         NON-DISTURBANCE AGREEMENT AND
                            AGREEMENT TO HONOR RIGHTS


         This NON-DISTURBANCE AGREEMENT AND AGREEMENT TO HONOR RIGHTS ("Agreement") is executed as of the _____ day of _________, 199_, among Dean and Deluca Markets, LLC, a California limited liability company ("Lessee"), R & R land, LLC, a California limited liability company ("Lessor"), and ________________, a ________________ ("Beneficiary").

                                    RECITALS:

         A. Beneficiary has loaned to Lessor (and its affiliates) $__________ (the "Loan"), which Loan is evidenced by a $__________ Promissory Note and secured by a Deed of Trust, [Security Agreement and Fixture Filing With Assignment of Rents] executed by Lessor in favor of Beneficiary, dated _______________, and recorded on ________________ under Series Number
____________ of the Official Records of the Recorder's Office of Napa County, California (the "Deed of Trust"). [The Loan is also secured by an Assignment of Lessor's Interest in Leases, executed by Lessor in favor of Beneficiary, dated _________________, and recorded on ________________ under Series Number
____________ of the Official Records of the Recorder's Office of Napa County, California (the "Assignment").] The Deed of Trust [and the Assignment] encumber certain real property (the "Security Property") located in the County of Napa, State of California and more particularly described on EXHIBIT A to the Deed of Trust. [IT HAS BEEN ASSUMED THAT THE SECURITY PROPERTY INCLUDES ALL OF THE "PROPERTY" SUBJECT TO THE OPTION TO PURCHASE. IF NOT, THE DEFINITIONS WILL NEED TO BE CHANGED.]

         B. Lessor and Lessee have executed a Warehouse Lease, dated March 18, 1999 (the "Lease"), pursuant to which Lessor is leasing a portion of the Security Property (the "Premises") to Lessee. A legal description of the Premises is attached and made a part of this Agreement as EXHIBIT A.

         C. Lessee has requested that Beneficiary agree not to disturb Lessee's possessory rights in the Premises in the event that, through or in lieu of the exercise by Beneficiary of any of its remedies pursuant to the Deed of Trust, [the Assignment] or any other documents granting or perfecting a security interest to secure the Loan (collectively, the "Security Documents"), Beneficiary or any other person or entity that succeeds to the interests of Lessor in the Security Property or the Premises (collectively, including Beneficiary and the successors and assigns of each of them, the "Successor"), provided that Lessee is not in default under the Lease and that Lessee attorns to the Successor.

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants contained herein, the parties agree as follows:

         1. LEASE. Beneficiary hereby consents to the Lease. In the event that, through or in lieu of the exercise by Beneficiary of any of its remedies pursuant to the Security Documents, Beneficiary or any other Successor succeeds to the interests of Lessor under the Lease or acquires title to the Security Property or the Premises, the parties agree that: (a) the Lease and the rights of Lessee thereunder, shall remain in full force and effect and shall not be terminated or disturbed, except in accordance with the terms of the Lease and this Agreement; (b) so long as Lessee shall not be in default in the performance or observance of any term, covenant or condition of the Lease, beyond any applicable grace or cure period therein, no action or proceeding shall be commenced by Successor to remove or evict Lessee from the Premises or to terminate the Lease; (c) except as provided in Paragraph 2 (Prior Acts) below, Successor shall assume and perform all of the duties and responsibilities of Lessor under the Lease; (d) Lessee shall attorn to Successor and perform, and be bound under, all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining, including any renewal options which are exercised in accordance with the terms of the Lease; and (e) if, notwithstanding any other provisions of this Agreement, the acquisition by Successor of the interests of Lessor in the Security Property or the Premises results, in whole or part, in the termination of the Lease, there shall be deemed to have been created a direct lease between Successor and Lessee on the same terms and conditions as the Lease, for the remainder of the term of the Lease, with renewal options, if any. The provisions of this Paragraph 1 shall be effective and self-operative immediately upon Successor succeeding to the interests of Lessor, without the execution of any further instrument.

         2. PRIOR ACTS.

         Notwithstanding any other provisions of this Agreement, Successor shall not be:

            a. liable for any act or omission of Lessor, or its successors preceding Successor, under the Lease; or

            b. subject to any offsets, counterclaims or defenses which Lessee might have against Lessor, or its successors preceding Successor, under the Lease; or

            c. bound by any prepaid rent in excess of one month's rent or by any security deposit, cleaning deposit or other prepaid charge paid by Lessee to Lessor, or its successors preceding Successor, unless such amount is actually transferred to Successor; or

            d. bound by any agreement or modification of the Lease made without the written consent of Successor.

         4. SUBJECT TO LEASE. Each Successor shall acquire its interest in the Premises subject to the Lease and the terms of this Agreement, except as expressly provided herein.

         5. ACKNOWLEDGMENT AND AGREEMENT BY LESSEE. Lessee acknowledges and agrees as follows:

             a. The Lease shall be subject and subordinate to the lien of the Deed of Trust and to all of the terms thereof, to all advances made thereunder and to any renewals, extensions, modifications or replacements thereof.

             b. Beneficiary has no obligation to oversee the use of the Loan proceeds by Lessor and Lessee acknowledges that such proceeds, in fact, may be used by Lessor for purposes other than improvement of the Security Property.

             c. In the event of any act or omission by Lessor that would give Lessee the right to terminate the Lease, to abate the rent payable thereunder or to claim a partial or total eviction, Lessee's exercise of any such right shall not be effective until (i) Lessee has given written notice of such act or omission to Beneficiary, and (ii) Beneficiary has failed to cure such act or omission within thirty (30) days following Lessee's notice to Beneficiary.

             d. If Beneficiary notifies Lessee in writing that Lessor is in default under the Deed of Trust and demands that Lessee pay rent, consideration and other sums due under the Lease to Beneficiary, Lessee shall pay such amounts directly to Beneficiary or as otherwise required in such notice.

             e. This Agreement satisfies any condition or requirement in the Lease relating to the granting of a non-disturbance agreement.

             f. Successor shall be relieved of any obligation of Lessor under the Lease accruing after an assignment by Successor of its interest in the Premises.

         6. ACKNOWLEDGMENT AND AGREEMENT BY LESSOR. Lessor, as Lessor under the Lease, and trustor under the Deed of Trust, acknowledges and agrees as follows:

             a. This Agreement does not constitute a waiver by Beneficiary of any of its rights under any of the Security Documents or release Lessor from its obligations under any of the Security Documents.

             b. In the event of a default under the Deed of Trust, Lessee may pay all rent, consideration and all other sums due under the Lease to Beneficiary as provided in this Agreement.

         7. NOTICES. All communications, notices and demands of any kind which either party may be required or desire to give or serve upon the other party shall be made in writing (unless expressly provided otherwise) and will be effective (a) immediately upon delivery in person or by facsimile, provided delivery is made during regular business hours or receipt is acknowledged by a person reasonably believed by the delivering party to be employed by the recipient, or (b) 24 hours after deposit with a commercial courier or delivery service for overnight delivery, provided delivery is made during regular business hours or receipt is acknowledged by a person reasonably believed by the delivering party to be employed by the recipient, or (c) three (3) days after deposit with the United States Postal Service, certified mail, return receipt requested, postage prepaid. All notices must be properly addressed and delivered to the parties at the addresses set forth below, or at such other addresses as any party may subsequently designate by written notice given in the manner provided in this Section.

To Lessee:                 ------------------------------
                           ------------------------------
                           ------------------------------
                           ------------------------------

                           Telephone No.:(____) _________
                           Fax No.:  (____) _________

         With copies to:

                           ------------------------------
                           ------------------------------
                           ------------------------------
                           ------------------------------

                           Telephone No.:(____) _________
                           Fax No.:  (____) _________

To Lessor:                 ------------------------------
                           ------------------------------
                           ------------------------------
                           ------------------------------

                           Telephone No.:(____) _________

                           Fax No.:  (____) _________

         With copies to:

                           ------------------------------
                           ------------------------------
                           ------------------------------
                           ------------------------------

                           Telephone No.:(____) _________
                           Fax No.:  (____) _________


To                         ------------------------------
Beneficiary:               ------------------------------
                           ------------------------------
                           ------------------------------

                           Telephone no.: (___) ________
                           Fax no.: (___) _________

         8. MISCELLANEOUS.

            a. This Agreement supersedes any inconsistent provision of the Lease.

            b. This Agreement shall inure to the benefit of and bind the parties hereto and their respective heirs, legal representatives, successors and assigns.

            c. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

            d. In the event that any controversy, claim or action is filed or instituted under this Agreement to enforce its terms and provisions, the prevailing party shall be entitled to receive from the other party or parties, in addition to all costs, damages, and expenses, reasonable attorneys' fees and costs, incurred by the prevailing party, whether or not such controversy or claim is litigated or prosecuted to judgment. The "prevailing party" shall be determined by the court or arbitrator before whom the action was brought based upon an assessment of which party's major arguments or positions taken in the suit or proceeding could fairly be said to have prevailed over the other party's major arguments or positions on major disputed issues in the court's or arbitrator's decision. Any attorneys' fees and other costs and expenses incurred by any party in enforcing a judgment or decision in its favor under this Agreement shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorneys' fees obligation is intended to be severable from the other provisions of this Agreement and to survive and not be merged in any such judgment, which shall be deemed an "actual pecuniary loss" within the meaning of Bankruptcy Code Section 365(b) (1) (B).

            e. All Recitals and Exhibits referred to in this Agreement are incorporated herein by reference and shall be deemed part of this Agreement.

            f. This Agreement shall not be canceled, modified or amended orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors or assigns.

            g. This Agreement may be executed in one or more counterparts, all of which, together, shall constitute but one and the same agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

BENEFICIARY:      ______________________________,
                  a ______________________


                  By:      ________________________

                  Name:    ________________________

                  Title:   ________________________



LESSEE:           Dean & Deluca Markets, LLC,
                  a California limited liability company


                  By:      ________________________
                  Name:    ________________________
                  Title:   ________________________



LESSOR:           R & R Land, LLC,
                  a California limited liability company

                  By:      ________________________
                  Name:    ________________________
                  Title:   ________________________

                                    EXHIBIT A

                             DESCRIPTION OF PREMISES

                                    EXHIBIT D

                        ATTACHED TO AND FORMING A PART OF
                                 WAREHOUSE LEASE
                           DATED AS OF MARCH 18, 1999
                                     BETWEEN
                           R & R LAND, LLC, AS LESSOR,
                                       AND
                 DEAN & DELUCA MARKETS, LLC, AS LESSEE ("LEASE")

                               EXISTING MORTGAGES





                                      NONE.

                                    EXHIBIT E

                        ATTACHED TO AND FORMING A PART OF
                                 WAREHOUSE LEASE
                           DATED AS OF MARCH 18, 1999
                                     BETWEEN
                           R & R LAND, LLC, AS LESSOR,
                                       AND
                 DEAN & DELUCA MARKETS, LLC, AS LESSEE ("LEASE")

                               MEMORANDUM OF LEASE


Recording Requested By



When Recorded Mail To
Michael P. Burns
Farella Braun & Martel LLP
235 Montgomery Street
San Francisco, CA  94104

------------------------------------------------ -------------------------------

                               MEMORANDUM OF LEASE

                  THE LEASE TERM IS LESS THAN THIRTY-FIVE (35) YEARS AND NO TRANSFER TAX IS DUE.

         THIS MEMORANDUM OF LEASE is made and entered into as of this _____ day of ____________, 1999, by and between R & R Land, LLC, a California limited liability company ("Lessor"), and Dean & Deluca Markets, LLC, a California limited liability company ("Lessee").

         In consideration of and upon all of the terms, conditions, and covenants set forth in that certain unrecorded Warehouse Lease of even date herewith between Lessor and Lessee (hereinafter, the "Lease"), Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the "Premises" (as described in the Lease), which Premises are located on the real property described in EXHIBIT A attached hereto and made a part hereof. The Lease and all its terms and provisions, are by this reference incorporated herein and made a part hereof.

         The Lease includes a right of first refusal to purchase the "Leasehold Interest (as defined in Paragraph 27 of the Lease).

         This Memorandum of Lease is executed for the sole purpose of giving notice of the existence and contents of the Lease to all interested parties, and shall in no way modify or affect the terms of such Lease or the obligations of the parties thereunder.

         IN WITNESS WHEREOF, the parties have executed this Memorandum of Lease as of the date first above written.



LESSOR:                                   LESSEE:
R & R LAND, LLC                           DEAN & DELUCA MARKETS, LLC
a California limited liability company    a California limited liability company


By:                                       By:
  ---------------------------                ------------------------

Print Name:                               Print Name:
           ------------------                        -----------------
Its:                                      Its:
    -------------------------                 ------------------------


                                    EXHIBIT A


                        Legal Description of the Premises

All that real property situated in the State of California, County of Napa, and described as follows: